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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             February 13, 2004


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.1 CNA Financial Corporation press release, issued February 12, 2004, providing information on changes to CNA's Board of Directors

99.2 CNA Financial Corporation press release, issued February 12, 2004, providing information on fourth quarter and year-end 2003 results of operations


99.3 CNA Financial Corporation financial supplement, issued February 12, 2004, providing supplemental financial information on fourth quarter and year-end 2003 results of operations


Item 9.  Regulation FD Disclosure

On February 12, 2004 CNA Financial Corporation issued a press release announcing the appointment of Paul J. Liska to its Board of Directors and the departure of Antoinette Cook Bush. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 12.  Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


On February 12, 2004 CNA Financial Corporation issued a press release and financial supplement providing information on its results of operations for the fourth quarter and year-end 2003. The press release is furnished as Exhibit 99.2 and the financial supplement is furnished as Exhibit 99.3 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  February 13, 2004                    /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer




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